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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson HBOC, Inc., a Delaware corporation (the "Company") do hereby constitute and appoint Ivan D. Meyerson and Kristina Veaco his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company's Common Stock, par value $.01 per share, that may be issued by the Company under the 1999 MediVation, Inc. Stock Option and Grant Plan and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



/s/ Tully M. Friedman                              /s/ James V. Napier
----------------------------------------           --------------------------------------
Director                                           Director



/s/ William R. Graber                              /s/ David S. Pottruck
----------------------------------------           --------------------------------------
Senior Vice President                              Director
and Chief Financial Officer


/s/ John H. Hammergren                             /s/ Carl E. Reichardt
----------------------------------------           --------------------------------------
Co-President and                                   Director
Co-Chief Executive Officer and Director
(Co-Principal Executive Officer)


/s/ M. Christine Jacobs                            /s/ Alan Seelenfreund
----------------------------------------           --------------------------------------
Director                                           Chairman of the Board and Director


/s/ Martin M. Koffel                               /s/ Jane E. Shaw
----------------------------------------           --------------------------------------
Director                                           Director


/s/ David L. Mahoney
----------------------------------------
Co-President and
Co-Chief Executive Officer and Director
 (Co-Principal Executive Officer)


/s/ Gerald E. Mayo
----------------------------------------
Director



Dated: July 26, 2000